Exhibit 10.20.1
AGREEMENT OF MUTUAL TERMINATION OF SERVICES AGREEMENT
     This Agreement of Mutual Termination of Services Agreement (this “Agreement”) is made and entered into this 5th day of July 2007, by and between DiscLive, Inc., a Delaware corporation (“DiscLive”), and HDNet LLC, a Delaware limited liability company (“HDNet”).
RECITALS:
     WHEREAS, DiscLive and HDNet are parties to that certain Services Agreement dated as of May 10, 2007 (the “Contract”); and
     WHEREAS, the parties to this Agreement and to the Contract wish to terminate the Contract.
AGREEMENT:
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the execution and delivery hereof, the parties hereto, intending to be legally bound hereby, hereby agree as follows:
     1. Termination of Contract. Effective immediately, the Contract is hereby terminated. Each of the parties hereto further acknowledges and agrees that they have no further rights, obligations or duties under the Contract, except for said rights, obligations or duties that expressly survive the termination of Contract as set forth in the Contract. Each of the parties hereto also hereby expressly waives any notice requirements in the Contract with respect to the termination of the Contract.
     2. Binding Effect. This Agreement binds the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.
     3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES.
     4. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this Agreement on the day and year first above written.

DISCLIVE:		HDNET:

DiscLive, Inc.,		HDNet LLC,
a Delaware corporation		a Delaware limited liability company

By:	/s/ TRAVIS HILL	By:	/s/ ROBERT THOELE

Name:	Travis Hill	Name:	Robert Thoele
Title:	Chief Executive Officer	Title:	Chief Financial Officer

AGREED AND ACKNOWLEDGED
this 5th day of July 2007:

/s/ TRAVIS HILL

Travis Hill

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